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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): NOVEMBER 15, 2006

                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                      0-19019               13-3326724
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA         90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

CREDIT AGREEMENTS

         On November 15, 2006, Radnet Management, Inc. (the "Company"), a wholly-owned subsidiary of Primedex Health Systems, Inc. ("Primedex"), entered into a credit agreement (the "Credit Agreement"), among the Company, other credit parties as identified therein, certain lenders identified therein, and General Electric Capital Corporation, as agent ("GE Capital"), which replaced the Company's prior credit agreement with a syndicate of lenders represented by GE Capital. The Credit Agreement provides for a term loan in the amount of $225,000,000 (the "Term Loan"). The Term Loan will be paid in quarterly installments of $562,500 beginning on March 31, 2007 with the entire remaining principal amount due November 15, 2012. The Credit Agreement also provides for a revolving credit facility with total commitments in the principal amount of $45,000,000. Borrowings under the revolving credit portion of the Credit Agreement may be made as revolving loans, swing line loans or letters of credit and mature on November 15, 2011.

         Revolving credit advances and the portion of the Term Loan designated as index rate loans will bear interest at the index rate plus a margin of 2.00%. Revolving credit advances and the portion of the Term Loan designated as LIBOR loans will bear interest at the LIBOR rate plus a margin of 3.50%. Revolving credit advances that are swing line loans will bear interest at the index rate plus a margin of 2.00%. Undrawn portions of the commitments under the Credit Agreement bear commitment fees at rates of 0.50% per annum. Letters of credit will bear letter of credit fees equal to 3.50% per annum.

         The Company also, on November 15, 2006, entered into a Second Lien Credit Agreement among it, other credit parties as identified therein, certain lenders identified therein, and GE Capital, as agent (the "Second Lien Credit Agreement"), which replaced the Company's prior second lien credit agreement with a syndicate of lenders represented by GE Capital. The Second Lien Credit Agreement provides for a term loan in the amount of $135,000,000 and matures on May 15, 2012. The Credit Agreement and the Second Lien Credit Agreement shall together be referred to herein as the "Agreements."

         The Second Lien Credit Agreement provides for the portion of the second lien term loan to be designated as index rate loans to bear interest at the index rate plus a margin of 6.00% and for the portion of the second lien term loan to be designated as LIBOR loans to bear interest at the LIBOR rate plus a margin of 7.50%.

         The Credit Agreement and the Second Lien Credit Agreement require Primedex and all of Primedex's subsidiaries (other than the Company) to guaranty the Company's respective obligations under each of the Credit Agreement and the Second Lien Credit Agreement. The Credit Agreement will be secured by grants of first priority security interests in all of the stock of the Company owned by Primedex and all of the personal and real property owned by the Company, Primedex and all other subsidiaries of Primedex. The Second Lien Credit Agreement will be secured by grants of second lien security interests in all of the stock of the Company owned by Primedex and all of the personal and real property owned by the Company, Primedex and all other subsidiaries of Primedex.

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         Proceeds from the Agreements are intended for the payment of the cash consideration for the acquisition of Radiologix, Inc. ("Radiologix") by Primedex (the "Acquisition"), for the repayment of $161,090,030 of debt outstanding under the prior first and second lien credit agreements with GE Capital, for the repayment of other existing debt of Primedex and Radiologix, and for other general corporate purposes.

         The Agreements contain certain financial and non-financial covenants, which, include but are not limited to, limits on capital expenditures, minimum fixed charge coverage ratios, maximum leverage ratios, maximum senior leverage ratios and a restriction on certain payments, including dividends.

         Events of default under the terms of each of the Agreements include, but are not limited to:

         o Failure of the Company to pay any principal of any loans as and on the date when due;

         o Failure of the Company to pay any interest on any loan or any fee or other amount payable under the Agreements within three days after the date when due;

         o Failure of any credit party to comply with any covenant or agreement, subject to applicable grace periods and/or notice requirements; or

         o Any representation, warranty, certification or other statement made by any borrower in connection with the Agreements or any document furnished in connection with the Agreements is false in any material respect on the date made.

Subject to certain notice requirements and other conditions, upon the occurrence of an event of default, commitments may be terminated and the principal of, and interest then outstanding on, all of the loans may become immediately due and payable.

         Copies of the Credit Agreement, the guaranty, the pledge agreement and the security agreement applicable to the Credit Agreement are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by this reference. Copies of the Second Lien Credit Agreement, the guaranty, the pledge agreement and the security agreement applicable to the Second Lien Credit Agreement are attached hereto as Exhibits 99.5, 99.6, 99.7 and 99.8, respectively, and are incorporated herein by this reference. The foregoing description of the Agreements and the associated guaranties, pledges of securities and grants of the security interests does not purport to be complete and is qualified in its entirety by reference to the exhibits.

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EMPLOYMENT AGREEMENT

         In connection with Sami S. Abassi's appointment as Vice Chairman and Vice President of Primedex, as described in Item 5.02 below, Mr. Abassi and Primedex entered into an employment agreement on November 15, 2006. The employment agreement with Mr. Abassi sets forth the terms of his employment with us as our Vice Chairman and Vice President and provides for, among other matters: (1) an initial term of six months; (2) an annual salary of $500,000; and (3) the ability to participate in all bonus, incentive and benefit plans of Primedex made available to all Primedex's corporate officers. Under the employment agreement, Mr. Abassi is an "at-will" employee, which means that either we or he may terminate employment at any time.

         A copy of the employment agreement with Mr. Abassi is attached hereto as Exhibit 99.9 and is incorporated herein by this reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of the agreement.

ITEM 1.02 TERMINATION OF MATERIAL AGREEMENTS.

         Upon consummation of the Acquisition, we repaid all amounts outstanding under the prior first and second lien credit agreements, dated as of March 9, 2006.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The terms of the direct financial obligations summarized in Item 1.01 - Credit Agreements of this Form 8-K are incorporated herein by this reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

APPOINTMENT OF PRINCIPAL OFFICER

         On November 15, 2006, the Primedex Board of Directors (the "Board") appointed Sami S. Abassi as its Vice Chairman and Vice President. Primedex and Mr. Abassi entered into an employment agreement as described under Item 1.01-Employment Agreement upon his appointment.

         Mr. Abassi is the former President and Chief Executive Officer of Radiologix. Mr. Abassi served as Radiologix's President and Chief Executive Officer from November 2004 until the Acquisition and a director of Radiologix from February 2005 to the present. He served as Radiologix's Executive Vice President and Chief Operating Officer from October 2003 until November 2004 and as Executive Vice President and Chief Financial Officer from December 2000 until March 2004. Mr. Abassi is 41 years old.

         There were no arrangements or understandings between Mr. Abassi and any other person pursuant to which Mr. Abassi was selected as an executive officer. There are no family relationships between Mr. Abassi and any of our directors and executive officers.

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ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

AMENDMENT TO BYLAWS

         The Board on November 15th approved Amended and Restated Bylaws for us, which replaced in their entirety our existing bylaws. A copy of the Amended and Restated Bylaws are attached as Exhibit 3.1 and is incorporated herein by reference.

ITEM

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

EXHIBIT
NUMBER                                 DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------
  3.1     Amended and Restated Bylaws of Primedex Health Systems, Inc.

 99.1 Credit Agreement, dated as November 15, 2006, among Radnet Management, Inc., the Credit Parties designated therein, General Electric Capital Corporation, as Agent, the Lenders described therein, and GE Capital Markets, Inc.

 99.2 Guaranty, dated as of November 15, 2006, by and among the Guarantors identified therein and General Electric Capital Corporation.

 99.3 Pledge Agreement, dated as of November 15, 2006, by and among the Pledgors identified therein and General Electric Capital Corporation.

 99.4 Security Agreement, dated as of November 15, 2006, by and among the Grantors identified therein and General Electric Capital Corporation.

 99.5 Second Lien Credit Agreement, dated as November 15, 2006, among Radnet Management, Inc., the Sredit Parties designated therein, General Electric Capital Corporation, as Agent, the Lenders described therein, and GE Capital Markets, Inc.

 99.6 Second Lien Guaranty, dated as of November 15, 2006, by and among the Guarantors identified therein and General Electric Capital Corporation.

 99.7 Pledge Agreement, dated as of November 15, 2006, by and among the Pledgors identified therein and General Electric Capital Corporation.

 99.8 Second Lien Security Agreement, dated as of November 15, 2006, by and among the Grantors identified therein and General Electric Capital Corporation.

 99.9 Employment Agreement, dated November 15, 2006, between Sami S. Abassi and Primedex Health Systems, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 2006                         PRIMEDEX HEALTH SYSTEMS, INC.


                                          /s/ Howard G. Berger, M.D.
                                          -------------------------------------
                                          Howard G. Berger, M.D.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


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EXHIBIT
NUMBER                                 DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------
  3.1     Amended and Restated Bylaws of Primedex Health Systems, Inc.

 99.1 Credit Agreement, dated as November 15, 2006, among Radnet Management, Inc., the Credit Parties designated therein, General Electric Capital Corporation, as Agent, the Lenders described therein, and GE Capital Markets, Inc.

 99.2 Guaranty, dated as of November 15, 2006, by and among the Guarantors identified therein and General Electric Capital Corporation.

 99.3 Pledge Agreement, dated as of November 15, 2006, by and among the Pledgors identified therein and General Electric Capital Corporation.

 99.4 Security Agreement, dated as of November 15, 2006, by and among the Grantors identified therein and General Electric Capital Corporation.

 99.5 Second Lien Credit Agreement, dated as November 15, 2006, among Radnet Management, Inc., the Sredit Parties designated therein, General Electric Capital Corporation, as Agent, the Lenders described therein, and GE Capital Markets, Inc.

 99.6 Second Lien Guaranty, dated as of November 15, 2006, by and among the Guarantors identified therein and General Electric Capital Corporation.

 99.7 Pledge Agreement, dated as of November 15, 2006, by and among the Pledgors identified therein and General Electric Capital Corporation.

 99.8 Second Lien Security Agreement, dated as of November 15, 2006, by and among the Grantors identified therein and General Electric Capital Corporation.

 99.9 Employment Agreement, dated November 15, 2006, between Sami S. Abassi and Primedex Health Systems, Inc.